UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 29, 2011

Tree.com, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-34063	26-2414818
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11115 Rushmore Drive, Charlotte, NC	28277
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (704) 541-5351

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

As described in Item 2.03 below, on June 29, 2011, Tree.com, Inc. (the “Company”), through its subsidiary Home Loan Center, Inc. (“HLC”) entered into amendments to its existing agreements relating to the warehouse lines of credit with each of JPMorgan Chase Bank, N.A. (“JPMorgan Chase”) and Bank of America, N.A. (“Bank of America”).  The information set forth below under Item 2.03 is incorporated by reference into this Item 1.01.

As previously disclosed, the Company entered into an Asset Purchase Agreement on May 12, 2011 with Discover Bank, a wholly-owned subsidiary of Discover Financial Services.  The Asset Purchase Agreement provides for the sale of substantially all of the operating assets of HLC to Discover Bank (the “Transaction”).  The Transaction is expected to close by the end of 2011.

Item 2.03.                                        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 29, 2011, HLC entered into amendments to its existing agreements relating to the warehouse line of credit with JPMorgan Chase.  The material terms of the warehouse line of credit with JPMorgan Chase are described in the Company’s most recent quarterly report on Form 10-Q filed on May 16, 2011.  The amendments modify certain definitions and other provisions in order to accommodate the Transaction.  The amendments also alter the types of mortgages eligible for purchase under the facility to exclude certain mortgage loans with a purchase date aged between forty-five and sixty days.  In addition, the amendments revise certain financial covenants contained in the facility with respect to maintenance of pledged cash requirements, pre-tax net income requirements, permissible net losses before taxes and minimum adjusted tangible net worth requirements.  The amendments also restrict HLC’s ability to make distributions or dividends. A copy of Amendment No. 6 to the Master Repurchase Agreement and the related Fourth Amendment to the Side Letter for the facility are attached as Exhibits 10.1 and 10.2, respectively, and are incorporated by reference herein.  The foregoing description of Amendment No. 6 to the Master Repurchase Agreement and the Fourth Amendment to the Side Letter is qualified in its entirety by reference to the full text of such exhibits.

On June 29, 2011, HLC also entered into an amendment to its existing agreements relating to the warehouse line of credit with Bank of America.  The material terms of the warehouse line of credit with Bank of America are described in the Company’s most recent quarterly report on Form 10-Q filed on May 16, 2011.  The amendment extends the existing Transaction Terms Letter from June 29, 2011 to July 13, 2011 and revises certain financial covenants contained in the facility with respect to maintenance of pre-tax net income requirements and minimum tangible net worth requirements.  In addition, the amendment restricts HLC’s ability to make distributions or pay dividends.  A copy of Amendment No. 1 to the Transaction Terms Letter for the facility is attached as Exhibit 10.3 and is incorporated by reference herein.  The foregoing description of Amendment No. 1 to the Transaction Terms Letter for the facility is qualified in its entirety by reference to the full text of such exhibit.

Item 9.01.              Financial Statements and Exhibits.

Exhibit Number	Exhibit Description

10.1	Amendment No. 6 to Master Repurchase Agreement, dated as of June 29, 2011, by and between Home Loan Center, Inc. and JPMorgan Chase Bank, N.A.

10.2	Fourth Amendment to Side Letter, dated as of June 29, 2011, with respect to the Home Loan Center, Inc. warehouse facility with JPMorgan Chase Bank, N.A.

10.3

Amendment No. 1 to Transaction Terms Letter dated as of June 29, 2011, which supplements that certain Master Repurchase Agreement dated as of May 1, 2009 by and between Home Loan Center, Inc. and Bank of America, N.A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 6, 2011

TREE.COM, INC.

By:	/s/ Christopher R. Hayek
Christopher R. Hayek
Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1	Amendment No. 6 to Master Repurchase Agreement, dated as of June 29, 2011, by and between Home Loan Center, Inc. and JPMorgan Chase Bank, N.A.

10.2	Fourth Amendment to Side Letter, dated as of June 29, 2011, with respect to the Home Loan Center, Inc. warehouse facility with JPMorgan Chase Bank, N.A.

10.3

Amendment No. 1 to Transaction Terms Letter dated as of June 29, 2011, which supplements that certain Master Repurchase Agreement dated as of May 1, 2009 by and between Home Loan Center, Inc. and Bank of America, N.A.